Note 12 - Income Taxes - Effective Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Federal taxes based on statutory rate	$ 2,415	$ 1,874	$ 1,823
State income taxes, net of federal benefit	384	336	326
Tax-exempt investment interest	(836)	(593)	(280)
Income related to bank-owned life insurance	(159)	(218)	(126)
Other, net	77	32	9
Income tax expense	$ 1,881	$ 1,431	$ 1,752